SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 1997


                GE CAPITAL MORTGAGE SERVICES, INC.
           (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of December 1, 1997,
          providing for the issuance of Home Equity Loan
            Pass-Through Certificates, Series 1997-HE4)


                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


    New Jersey                33-5042               21-0627285
------------------------------------------------------------------------
  (State or other           (Commission          (I.R.S. Employer
   jurisdiction             File Number)        Identification No.)
  of incorporation)



                      Three Executive Campus
                   Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



 Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On December 30, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1997-HE4 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated December 17, 1997 as supplemented by the Prospectus Supplement dated December 22, 1997.

The original principal balance of each Class of the Certificates is as follows:


                 Class A1                         $56,900,000.00
                 Class A2                         $20,000,000.00
                 Class A3                         $30,000,000.00
                 Class A4                         $10,000,000.00
                 Class A5                         $13,400,000.00
                 Class A6                         $23,411,000.00
                 Class A7                         $17,063,000.00
                 Class R1                                $500.00
                 Class R2                                $500.00
                 Class M                           $4,654,000.00
                 Class B1                          $4,189,000.00
                 Class B2                          $1,862,000.00
                 Class S (1)
                                                 -----------------
                                          Total  $181,480,000.00
                                                 -----------------


(1) The Class S has an original Notional Principal Balance equal to $186,134,461.31


The initial Junior Percentage and Senior Percentage of the Certificates are approximately 8.25% and 91.75%, respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $50,000, $3,722,689 and $1,861,345, respectively, representing approximately 0.03%, 2.00% and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of December 1, 1997 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 98.04% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 1.96% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

      The Mortgage Rates borne by the Mortgage Loans range from approximately 7.125% to 14.500% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.474% per annum. The original principal balances of the Mortgage Loans range from approximately $4,890.00 to $384,300.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $65,609.61 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is September 1992, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is November 2027. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 51 months to 359 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 227 months. Approximately 28.81% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 177 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 3.85% to 90.00%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 71.98%. The Second-Lien Combined Loan-to-Value Ratio of the second-lien Mortgage Loans at origination range from approximately 15.58% to 90.00%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 71.85%. No more than approximately 0.50% of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

      No more than approximately 1.50% of the Mortgage Loans have been originated under the NIV program. Approximately 5.57% of the Mortgage Loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 3.97% of the Mortgage Loans have been originated under the Streamlined Portfolio program.

      Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :

                  Cut-off Date Principal Balances

------------------------------------------------------------------------------
Range of Cut-off Date    Number of        Cut-off Date   Percentage of Cut-off
 Principal Balances    Mortgage Loans   Principal Balance   Date Aggregate
                                                          Principal Balance
------------------------------------------------------------------------------

$     00.00 -   10,000.00    27            $225,745.10          0.12%
  10,000.01 -   20,000.00   237          $3,820,506.20          2.05%
  20,000.01 -   30,000.00   307          $7,955,568.72          4.27%
  30,000.01 -   40,000.00   294         $10,399,506.55          5.59%
  40,000.01 -   50,000.00   348         $15,805,911.61          8.49%
  50,000.01 -   60,000.00   333         $18,486,944.00          9.93%
  60,000.01 -   75,000.00   395         $26,610,962.96         14.30%
  75,000.01 -  100,000.00   445         $38,604,992.72         20.74%
 100,000.01 -  150,000.00   325         $39,080,718.14         21.00%
 150,000.01 -  200,000.00    84         $14,448,330.15          7.76%
 200,000.01 -  250,000.00    24          $5,311,765.40          2.85%
 250,000.01 -  300,000.00    11          $3,012,298.84          1.62%
 300,000.01 -  350,000.00     5          $1,603,710.92          0.86%
 350,000.01 -  400,000.00     2            $767,500.00          0.41%
                     ---------------------------------------------------------
                Total     2,837        $186,134,461.31        100.00%
                     =========================================================

                          Mortgage Rates


-------------------------------------------------------------------------------
 Range of        Number of       Cut-off Date       Percentage of Cut-off Date
Mortgage Rates  Mortgage Loans  Principal Balance  Aggregate Principal Balance
-------------------------------------------------------------------------------

  0.000 -  7.500%     6           $688,025.82                0.37%
  7.501 -  8.000     46         $3,954,395.43                2.12%
  8.001 -  8.500    333        $27,218,655.78               14.62%
  8.501 -  9.000    636        $46,259,152.03               24.85%
  9.001 -  9.500    348        $23,999,777.76               12.89%
  9.501 - 10.000    743        $41,772,083.93               22.44%
 10.001 - 10.500    306        $17,508,180.67                9.41%
 10.501 - 11.000    251        $15,084,663.98                8.10%
 11.001 - 11.500     62         $3,887,992.24                2.09%
 11.501 - 12.000     54         $2,958,147.75                1.59%
 12.001 - 12.500     19         $1,096,189.05                0.59%
 12.501 - 13.000     20         $1,067,106.89                0.57%
 13.001 - 13.500      5           $379,357.71                0.20%
 13.501 - 14.000      6           $225,868.17                0.12%
 14.001 - 15.000      2            $34,864.10                0.02%
                  ------------------------------------------------------------
            Total 2,837       $186,134,461.31              100.00%
                  ============================================================

          Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------
            Number of       Cut-off Date        Percentage of Cut-off Date
State      Mortgage Loans   Principal Balance    Aggregate Principal Balance
------------------------------------------------------------------------------
Alabama        106          $5,868,224.55              3.15%
Arizona         18            $907,483.47              0.49%
Arkansas         9            $512,802.44              0.28%
California      58          $3,076,680.88              1.65%
Colorado        71          $4,843,547.17              2.60%
Connecticut     60          $5,854,218.99              3.15%
Delaware        10            $884,844.78              0.48%
District of
  Columbia      29          $1,984,256.94              1.07%
Florida        416         $22,467,730.09             12.07%
Georgia         65          $3,538,019.56              1.90%
Hawaii           1             $79,601.59              0.04%
Idaho            3            $132,670.40              0.07%
Illinois       176         $11,279,228.27              6.06%
Indiana        127          $7,021,897.53              3.77%
Iowa            10            $544,610.34              0.29%
Kansas           2            $135,135.70              0.07%
Kentucky        16          $1,266,238.56              0.68%
Louisiana       17            $984,907.01              0.53%
Maine            2             $33,659.57              0.02%
Maryland       128          $9,232,342.29              4.96%
Massachusetts   79          $5,637,635.25              3.03%
Michigan        88          $6,139,398.13              3.30%
Minnesota       23          $1,722,199.69              0.93%
Mississippi      2             $85,650.00              0.05%
Missouri        25          $2,237,931.16              1.20%
Montana          1            $125,000.00              0.07%
Nebraska        20          $1,107,998.18              0.60%
Nevada           4            $306,313.51              0.16%
New Hampshire    4            $329,442.37              0.18%
New Jersey     185         $16,418,522.81              8.82%
New Mexico      53          $2,059,091.47              1.11%
New York       278         $20,108,148.21             10.80%
North Carolina 155          $9,252,764.62              4.97%
Ohio           183         $12,599,151.94              6.77%
Oklahoma        14            $557,071.05              0.30%
Oregon          28          $1,740,524.43              0.94%
Pennsylvania   104          $6,715,806.55              3.61%
Rhode Island    29          $1,856,056.46              1.00%
South Carolina  56          $3,262,235.92              1.75%
Tennessee       36          $2,378,837.23              1.28%
Texas            3            $298,980.71              0.16%
Utah            24          $1,808,133.18              0.97%
Vermont          2             $87,980.06              0.05%
Virginia        83          $6,389,796.01              3.43%
Washington      11            $600,948.92              0.32%
West Virginia    3            $262,249.98              0.14%
Wisconsin       11            $683,842.40              0.37%
Wyoming          9            $714,650.94              0.38%
            ----------------------------------------------------------------
   Total     2,837        $186,134,461.31            100.00%
            ================================================================

                    Priority of Mortgage Loans

-------------------------------------------------------------------------------
                   Number of      Cut-off Date       Percentage of Cut-off Date
Priority         Mortgage Loans  Principal Balance  Aggregate Principal Balance
-------------------------------------------------------------------------------

First-priority        2,258        $169,285,529.49          90.95%
Second-priority         579         $16,848,931.82           9.05%
                   ------------------------------------------------------------
              Total 2,837          $186,134,461.31         100.00%
                   ============================================================


                        Year of Origination

-------------------------------------------------------------------------------
 Year of         Number of        Cut-off Date     Percentage of Cut-off Date
 Origination   Mortgage Loans   Principal Balance  Aggregate Principal Balance
===============================================================================

1997             2,829           $185,819,614.47          99.83%
1996                 3               $112,994.47           0.06%
1995                 1                $26,687.17           0.01%
1994                 3               $131,970.15           0.07%
1992                 1                $43,195.05           0.02%
                 --------------------------------------------------------------
           Total 2,837           $186,134,461.31         100.00%
                 ==============================================================


    Months Remaining to Stated Maturity as of the Cut-off Date

-------------------------------------------------------------------------------
Number of Months
Remaining to        Number of      Cut-off Date     Percentage of Cut-off Date
Stated  Maturity  Mortgage Loans  Principal Balance Aggregate Principal Balance
-------------------------------------------------------------------------------

 36 - 59              36              $644,246.92          0.35%
 60 - 83               7              $271,475.27          0.15%
 84 - 107              4              $107,367.12          0.06%
108 - 131            253            $8,467,575.86          4.55%
132 - 155             15            $1,007,485.28          0.54%
156 - 179          1,374           $91,259,580.31         49.03%
180 - 239            645           $44,218,556.34         23.76%
240 & Above          503           $40,158,174.21         21.57%
                   ------------------------------------------------------------
         Total     2,837          $186,134,461.31        100.00%
                   ============================================================

                 Types of Mortgaged Properties (1)

-------------------------------------------------------------------------------
                 Number of       Cut-off Date       Percentage of Cut-off Date
Property Type  Mortgage Loans  Principal Balance   Aggregate Principal Balance
-------------------------------------------------------------------------------

Single-family
  detached(1)       2,558       $167,787,146.29             90.14%
Single-family
  attached            118         $6,614,468.32              3.56%
2 - 4 family          138        $10,499,338.75              5.64%
Condo                  23         $1,233,507.95              0.66%
                    -----------------------------------------------------------
          Total     2,837       $186,134,461.31            100.00%
                    ===========================================================

(1) Approximately 4.06% of the single-family detached units will be manufactured homes.

                Use of Mortgaged Properties (1)(2)

-------------------------------------------------------------------------------
                    Number of      Cut-off Date     Percentage of Cut-off Date
Use              Mortgage Loans  Principal Balance  Aggregate Principal Balance
-------------------------------------------------------------------------------

Primary residence       2,755      $182,167,460.78          97.87%
Non-primary
  residence(2)             82        $3,967,000.53           2.13%
                    -----------------------------------------------------------
              Total     2,837      $186,134,461.31         100.00%
                    ===========================================================

(1) Based on information supplied by the Mortgagor in the loan application.

(2) The Company believes that the majority of the non-primary residences are investment properties.

                           Second-Lien
               Combined Loan-to-Value Ratio (1) (2)
                 (for Second-Lien Mortgage Loans)

-------------------------------------------------------------------------------

Range of       Number of Mortgage  Cut-off Date      Percentage of Cut-off Date
 Combined    Loans in a Second-  Principal Balance  Aggregate Principal Balance
Loan-to-Value  Lien Position                          in a Second-Lien Position
 Ratios
-------------------------------------------------------------------------------

 10.01 - 20.00%     2             $46,610.74                      0.28%
 20.01 - 30.00      4             $63,736.73                      0.38%
 30.01 - 40.00     16            $411,607.66                      2.44%
 40.01 - 50.00     25            $626,486.40                      3.72%
 50.01 - 60.00     43          $1,308,094.74                      7.76%
 60.01 - 70.00    110          $2,935,064.39                     17.42%
 70.01 - 75.00     86          $2,487,237.82                     14.76%
 75.01 - 80.00    175          $5,588,795.89                     33.17%
 80.01 - 85.00    111          $3,176,543.58                     18.85%
 85.01 - 90.00      7            $204,753.87                      1.22%
                  -------------------------------------------------------------
           Total  579         $16,848,931.82                    100.00%
                  =============================================================


(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 71.85%.

              Home Equity Loan-to-Value Ratio (1) (2)

-------------------------------------------------------------------------------
                                  Cut-off              Percentage of
Range of Home      Number of        Date               Cut-off Date
Equity Loan-       Mortgage       Principal              Aggregate
to-Value Ratios     Loans         Balance            Principal Balance
-------------------------------------------------------------------------------

  0.00 - 10.00%        70      $1,141,241.72              0.61%
 10.01 - 20.00        278      $6,417,877.40              3.45%
 20.01 - 30.00        189      $6,513,685.63              3.50%
 30.01 - 40.00        112      $4,823,337.94              2.59%
 40.01 - 50.00        125      $6,127,019.92              3.29%
 50.01 - 60.00        143      $8,283,579.75              4.45%
 60.01 - 70.00        265     $16,109,070.48              8.65%
 70.01 - 75.00        177     $12,573,138.43              6.75%
 75.01 - 80.00        901     $76,046,605.30             40.86%
 80.01 - 85.00        262     $20,470,520.26             11.00%
 85.01 - 90.00        315     $27,628,384.48             14.84%
                  -------------------------------------------------------------
          Total     2,837    $186,134,461.31            100.00%
                  =============================================================

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 4.23% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 71.98%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 76.68% and 24.79%, respectively.

                  Home Equity Loan Ratio (1) (2)
                 (for second-lien Mortgage Loans)

-------------------------------------------------------------------------------
                 Number of                          Percentage of Cut-off Date
 Range of        Mortgage Loans    Cut-off Date     Aggregate Principal Balance
Home Equity      in a Second-        Principal        of Mortgage Loans in a
Loan Ratios      Lien Position       Balance           Second-Lien Position
-------------------------------------------------------------------------------

     0 - 10.00%        12            $172,677.98              1.02%
 10.01 - 20.00        161          $2,963,661.53             17.59%
 20.01 - 30.00        166          $4,615,817.99             27.40%
 30.01 - 40.00        118          $4,092,604.03             24.29%
 40.01 - 50.00         57          $2,280,557.39             13.54%
 50.01 - 60.00         25          $1,032,215.29              6.13%
 60.01 - 70.00         17            $709,003.89              4.21%
 70.01 - 75.00          8            $304,800.37              1.81%
 75.01 - 80.00          4            $194,622.60              1.16%
 80.01 - 85.00          3            $146,464.13              0.87%
 85.01 - 90.00          7            $269,334.00              1.60%
 90.01 - 100.00         1             $67,172.62              0.40%
                    --------------------------------------------------
                      579         $16,848,931.82            100.00%
                    ==================================================

(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien Mortgage Loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 35.19%.

                             Loan Type

-------------------------------------------------------------------------------
                                                       Percentage of
                                       Cut-off Date    Cut-off Date
                      Number of        Principal       Aggregate
     Type           Mortgage Loans     Balance         Principal Balance
-------------------------------------------------------------------------------

Fully amortizing       2,252         $132,515,523.37       71.19%
Balloon                  585          $53,618,937.94       28.81%
                     ----------------------------------------------------------
                Total  2,837         $186,134,461.31      100.00%
                     ==========================================================

    Months Remaining to Stated Maturity as of the Cut-off Date
                       (for Balloon Loans)

-------------------------------------------------------------------------------
  Number of Months                                       Percentage of Cut-off
 Remaining to Stated       Number of       Cut-off Date   Date Aggregate
Maturity as of Cut-off  Balloon Mortgage    Principal     Principal Balance
        Date                Loans            Balance      of Balloon Loans
-------------------------------------------------------------------------------

132 - 155                      1              $66,060.58         0.12%
156 - 180                    584          $53,552,877.36        99.88%
                     ----------------------------------------------------------
                Total        585          $53,618,937.94       100.00%
                     ==========================================================

ITEM 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
           EXHIBITS


1.1  The Underwriting Agreement for the Series 1997-HE4
     Certificates dated September 24, 1996, as modified and supplemented by the related terms agreement dated December 22, 1997, between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated.

4.1  The Pooling and Servicing Agreement for the Series 1997-HE4
     Certificates dated as of December 1, 1997 between GE Capital
     Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:      /s/ Syed W. Ali
                                           --------------------------
                                  Name:    Syed W. Ali
                                  Title:   Vice President







Dated as of December 30, 1997

                            SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:     ___________________________
                                  Name:   Syed W. Ali
                                  Title:  Vice President







Dated as of  December 30, 1997

EXHIBIT INDEX


The exhibits are being filed herewith:

-------------------------------------------------------------------------------
       EXHIBIT NO.                DESCRIPTION                       PAGE
-------------------------------------------------------------------------------

           1.1 The Underwriting Agreement dated September 24, 1996, as modified and supplemented by the related terms agreement dated December
                           22, 1997 between GE Capital
                           Mortgage Services, Inc., and
                           Prudential Securities Incorporated.

           4.1             The Pooling and Servicing
                           Agreement for the Series 1997-HE4
                           Certificates dated as of  December
                           1, 1997 between GE Capital
                           Mortgage Services, Inc., as seller
                           and servicer, and The First National
                           Bank of Chicago, as trustee.
-------------------------------------------------------------------------------